Exhibit 99.1

Investor Presentation June 2020 March 2021

Forward - Looking Statements 1 This presentation is for informational purposes only and does not constitute an offer to sell, or a solicitation of offers to purchase, Global Medical REIT Inc . ’s (the “Company”, or “GMRE”) securities . The information contained in this presentation does not purport to be complete and should not be relied upon as a basis for making an investment decision in the Company’s securities . This presentation also contains statements that, to the extent they are not recitations of historical fact, constitute “forward - looking statements . ” Forward - looking statements are typically identified by the use of terms such as “may,” “should,” “expect,” “could,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “potential” or the negative of such terms and other comparable terminology . The forward - looking statements included herein are based upon the Company’s current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties . Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control . Although the Company believes that the expectations reflected in such forward - looking statements are based on reasonable assumptions, the Company’s actual results and performance could differ materially from those set forth in the forward - looking statements due to the impact of many factors including, but not limited to, those discussed under “Risk Factors” in the Company’s Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q and any prospectus or prospectus supplement filed with the Securities and Exchange Commission (“SEC”) . The Company undertakes no obligation to update or revise any such information for any reason after the date of this presentation, unless required by law . This presentation includes information regarding certain of our tenants, which are not subject to SEC reporting requirements . The information related to our tenants contained in this report was provided to us by such tenants or was derived from publicly available information . We have not independently investigated or verified this information . We have no reason to believe that this information is inaccurate in any material respect, but we cannot provide any assurance of its accuracy . We are providing this data for informational purposes only .

Company Profile 2 Owner of national portfolio of purpose - built healthcare facilities leased to strong healthcare systems and physician groups with leading market share in secondary markets, designed to produce increasing, reliable rental revenue by leasing each property primarily under long - term, triple net leases Gross Real Estate Assets $1.19B Annualized Base Rent (ABR) (1) $91MM # of Buildings Owned 145 # of Tenants 117 Weighted Average Rent Escalations 2.1% Gross Leasable Area (SF) 3.8MM Weighted Average Cap Rate 7.9% Weighted Average Lease Term (years) 7.9 Portfolio Snapshot $845MM Market Capitalization (2) (Common and OP) NYSE: GMRE 6.1% Dividend Yield (3) $1.41B Total Capitalization (2) Portfolio data as of March 12, 2021 (1) Monthly base rent at March 12, 2021 multiplied by 12 (or actual NOI for where more reflective of property performance); point in time value excludes future contractual increases (2) Market capitalization based on March 22, 2021 share count and closing share price of $13.51; total capitalization includes de bt and preferred equity as of March 22, 2021 (3) Based on March 22, 2021 closing share price of $13.51 and announced first quarter 2021 common dividend of $0.205

GMRE Compelling Value Proposition Net lease operating platform, which tends to be more resilient during economic fluctuations Healthcare facilities providing mission critical services with leading operators Proven investment strategy resulting in operational flexibility for tenants and improved asset value D IFFERENTIATED S TRATEGY Primary focus on physician groups and healthcare system tenants with triple - net lease structures Meticulous underwriting with multiple layers of review and approvals for acquisitions Investments are structured with favorable credit support and attractive lease coverage ratios Long - term demographic tailwinds – increasing specialization and localization of healthcare delivery Robust investment pipeline with network that facilitates referral - based transactions with attractive pricing Deep market of high - quality assets with attractive cap rates in secondary markets Extensive expertise in healthcare real estate acquisitions, finance, development and administration Decades of experience with deep industry relationships Board with decades of public company and real estate experience D ISCIPLINED EXECUTION L ARGE M ARKET O PPORTUNITY S EASONED M ANAGEMENT T EAM AND B OARD OF D IRECTORS 3

Healthcare Providers Diversifying Real Estate Strategies to Capture Growing Patient Demand Physicians Forming Groups and Moving to Suburban Communities Consumer Preferences Continue to Push More Healthcare to Outpatient Settings Aging Population Results in More Outpatient Procedures and Drives Patient Demand 4 Demographic & Healthcare Tailwinds Support Our Strategic Vision

$0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 80 90 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 HEALTHCARE SPENDING CONTINUES TO INCREASE National Healthcare Expenditures 1980 - 2028 (1)(2) Demographic & Healthcare Tailwinds Support Our Strategic Vision An Aging Population Will Drive Healthcare Costs The U.S. 65+ age group is growing faster than the country’s population – ~10,000 Baby Boomers turn 65 every day Approximately 85% of adults over 65 have one or more chronic conditions; this includes diabetes, heart disease, arthritis, de pre ssion, and hypertension Women and men currently aged 60 have a 32% and 21% probability of reaching age 90, which will require more medical attention and lead to an increase to healthcare spending 7 Shifting demographics and consumer preferences drive healthcare industry growth Source: Centers for Medicare & Medicaid Services, Office of the Actuary, U.S. Department of Commerce, Bureau of the Census, C DC, Social Security Administration (1) Years 2019 – 2028 are projections (2) CMS completed a benchmark revision in 2009, introducing changes in methods, definitions and source data that are applied to t he entire time series (back to 1960); For more information on this revision, see http://www.cms.gov/nationalhealthexpenddata/downloads/benchmark2009.pdf Note: Projections do not take into account the impacts of COVID - 19 because of the timing of the report and the highly uncertain nature of the pandemic

Increasing Demand for Localized Delivery Conveniently Located Healthcare Will Be in Higher Demand 74% of Baby Boomers surveyed cited independence as a motivation for aging in place. 82% of seniors surveyed rated conveniently located hospitals and healthcare facilities as extremely or very important when choosing a community. 8 Shifting demographics and consumer preferences drive healthcare industry growth 1000 1150 1300 1450 1600 1750 1900 2050 2200 2350 100 105 110 115 120 125 130 135 140 145 150 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Outpatient Visits are Increasing Over Time Inpatient Admissions/ 1,000 Persons (Left) Outpatient Visits/ 1,000 Persons (Right) Inpatient Outpatient Source: Fresenius Medical Care, AARP

Targeted Approach To Acquisitions Focused on constructing a portfolio comprised substantially of off - campus, purpose - built, medical facilities such as MOBs, specialty hospitals, IRFs and ASCs, that are geographically situated to take advantage of the aging U.S. population and the decentralization of healthcare TENANTS MARKETS / LOCATIONS FACILITIES x Strong providers with leading market share x Specialization in age - related procedures x Operators with regional footprints x Strong and diversified payor mix x Institutional quality x Purpose - built real estate x Single tenant focus with selective multi - tenant acquisitions x Class A / Recent construction or renovation x Amenitized patient areas x Convenient access / location x Long - term leases with annual rent escalations x Healthcare market with clear and quantifiable competitive dynamics x Positioned to benefit from ongoing decentralization trends in healthcare x Proximity to related resources x Long - term positive demand drivers (population growth and demographics) x Barriers to competition 7

Attractive Deal Partner Ability to navigate complex transactions through an adaptable approach to negotiations and deal structuring, creating a favorable reputation within the market Large, broad network of investment sales brokers, coupled with a solid reputation of being able to execute, drives direct referrals to prospective sellers Well - positioned with a variety of capital sources to pursue investment transactions with a competitive advantage among other bidders who have limited capital sources OP Units provide efficient use of equity currency while offering sellers an attractive, tax - advantaged form of consideration 8 Flexible Partner Strong Broker Relationships Certainty of Closing Tax Efficient Currency – OP Units

Disciplined Underwriting and Due Diligence Process Medical office real estate is highly liquid, with transaction volumes averaging $2 to $4 billion per quarter over the last five years. Focus on acquiring medical office and outpatient facilities in the $5 to $20 million range and opportunistically acquire in - patient facilities in the $20 to $40 million range 9 Acquisition Funnel (1) $15B to $20B of medical office and in - patient real estate transaction activity Target GMRE secondary markets Target GMRE property types / cap rate range Reviewed by GMRE ~$200M completed acquisitions Key Criteria and Underwriting Process Primary focus on medical office and outpatient treatment facilities in the $5 to $20 million range Opportunistic focus on in - patient facilities in the $20 to $40 million range Meaningful tenant investment in assets to drive tenant retention Completed in - person asset tour Target Deal Structure: Target cap rate range from 7.0% to 8.0% Coverage ratio minimum 2x Triple net, long term lease Built in rent escalators averaging 2% (1) Annual basis

$94 $207 $472 $648 $906 $1,143 At IPO 2016 2017 2018 2019 2020 Strong Track Record of Acquisitions Since IPO Gross Investments In Real Estate ($ MM) From IPO through 2020, GMRE has grown the portfolio from $94 million to $1.1 billion of Gross Investments in Real Estate, or 74% annually. In 2020, GMRE completed 18 acquisitions totaling 915,241 SF for an aggregate purchase price of $226.5 million, producing ABR (1) of $17.7 million at a weighted average cap rate of 7.8% YTD in 2021, GMRE completed 4 acquisitions totaling 120,256 SF for an aggregate purchase price of $42.8 million, producing AB R (2) of $3.3 million at a weighted average cap rate of 7.6% The Company has a current pipeline under contract of 5 properties totaling 188,016 SF for an aggregate purchase price of $58. 3 m illion 10 0.7 Million SF 1.3 Million SF 2.1 Million SF 2.8 Million SF 3.7 Million SF 0.2 Million SF (1) Monthly base rent at December 31, 2020 multiplied by 12 (or actual NOI where more reflective of property performance); point in time value excludes future contractual increases (2) Monthly base rent at March 12, 2021 multiplied by 12 (or actual NOI for where more reflective of property performance); point in time value excludes future contractual increases

Portfolio Data 11 (1) Monthly base rent as of December 31, 2020 multiplied by 12 (or actual NOI where more reflective of property performance); point in time value excludes future contractual increases (2) Other includes Office (2.9%), Acute Hospital (2.7%), LTACH (2.7%), and FSED (1.1%) MOB Total - 62.0% IRF - 21.2% Surgical Hospital - 7.4% Other - 9.4% MOB Total 62.0% MOB 38.5% MOB/ASC 18.8% MOB/Imaging/ER 4.7% IRF 21.2% Surgical Hospital 7.4% Other (2) 9.4% Texas 18.4% Ohio 8.4% Florida 7.8% Arizona 7.5% Pennsylvania 7.0% Oklahoma 6.5% Illinois 4.9% Michigan 4.8% Virginia 3.4% Tennessee 3.4% Other 27.9% TX - 18.4% OH - 8.4% FL - 7.8% AZ - 7.5% PA - 7.0% OK - 6.5% IL - 4.9% MI - 4.8% VA - 3.4% TN - 3.4% Other - 27.9% Top 10 States % of Annualized Base Rent (1) Asset Types % of Annualized Base Rent (1) (as of December 31, 2020)

Tenant Metrics Year Number of Leases Leasable Square Feet % of Total Leasable SF ABR % of Total ABR 2021 7 21,716 0.6% $ 361 0.4% 2022 17 77,227 2.1% 1,512 1.7% 2023 15 235,218 6.4% 5,588 6.4% 2024 37 655,851 17.9% 14,124 16.1% 2025 8 227,288 6.2% 6,176 7.1% 2026 25 413,309 11.3% 7,281 8.3% 2027 16 297,625 8.1% 8,367 9.6% 2028 7 112,185 3.1% 2,851 3.3% 2029 16 282,342 7.7% 7,906 9.0% 2030+ 48 1,338,605 36.6% 33,448 38.2% Total Leased 196 3,661,366 99.1% $ 87,614 100.0% Current Vacancy 33,499 0.9% Total Leasable 3,694,865 100.0% 12 (as of December 31, 2020 unless otherwise stated) *See page 18 for footnotes Tenant Credit Strength By Asset Type Category % of ABR Rent Coverage Ratio* Inpatient Rehab Facility (IRF) 19.5% 3.4x Surgical Hospital (SH) 7.4% 3.4x Long - Term Acute Care Hospital (LTAC) 2.7% 3.7x TOTAL/WEIGHTED AVERAGE 29.6% 3.4x Medical Office Building (MOB) 19.2% 6.7x MOB/Ambulatory Surgery Center (ASC) 18.9% 5.1x TOTAL/WEIGHTED AVERAGE 38.1% 5.9x All Tenants Calculated for Rent Coverage 67.7% 4.8x Large/Credit Tenants Not Calculated 25.7% N/A Other Tenants Not Available 6.6% N/A Top 10 Tenants % of Annualized Base Rent (1) 8.2% 6.3% 5.8% 4.2% 3.5% 3.4% 3.1% 3.0% 2.8% 2.7% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% Lease Expiration ($ in thousands) Rent Coverage 94.2% 5.8% National & Regional Healthcare Tenants (2) 94.2% Unaffiliated 5.8% Tenant Affiliations % of Annualized Base Rent (1) (1) Monthly base rent as of December 31, 2020 multiplied by 12 (or actual NOI where more reflective of property performance); point in time value excludes future contractual increases (2) National and Regional Healthcare Tenants include health systems, national operators, and regional physician groups

Established Strong Healthcare Operators as Tenants Not - For - Profit Health System Affiliations For - Profit Systems Affiliations and Surgical Operator Partnerships Dominant Local Physician Groups 13

14 Capital Sources and Liquidity Capitalization ($ MM) Highlights Total liquidity of approximately $180 million (1) 3.17% weighted average interest rate as of 12/31/20 Weighted average term of debt as of 12/31/20 was 2.79 years Subsequent to year - end, issued 2.7 million shares on the ATM at a weighted average price of $13.07, for gross proceeds of $35.4 million Completed underwritten offering in March 2021 raising gross proceeds of $114.7 million Multiple Capital Sources Asset Level Mortgage Financing $600 Million Credit Facility Equity Issuance ATM Program Tax Advantaged OP Units GMRE has access to multiple sources of capital to fund acquisition activity Revolver (2) $ 76 Term Loan 350 Notes Payable 66 Total Debt $ 492 Preferred Equity $ 75 Market Value of equity (3) 845 Total Capitalization $ 1,412 (1) Includes cash balances and available capacity under the credit facility as of March 22, 2021 (2) Balance as of March 22, 2021 (3) Based on common stock outstanding of 60.8MM and OP units outstanding of 1.8MM and March 22, 2021 closing share price of $13.5 1 $845 $75 $492 Preferred Stock Market Value of Equity Total Debt Other: $66 Revolver $76 Term Loan $350 Credit Facility

Seasoned Leadership JEFFREY BUSCH , Chairman, Chief Executive Officer and President ROBERT KIERNAN , Chief Financial Officer and Treasurer ALFONZO LEON , Chief Investment Officer ▪ 19 + years of experience in real estate finance and has completed $ 3 billion of transactions ▪ Prior experience as principal at investment advisor to pension funds and investment banker representing healthcare systems, d eve lopers and REITs ▪ Healthcare real estate investment banker for Cain Brothers ▪ Acquired $ 800 million in multi - family, office, medical office, and industrial property on behalf of institutional investors while at LaSalle Investment DANICA HOLLEY, Chief Operating Officer ▪ 19 + years of management and business development experience ▪ More than a decade of experience managing multinational teams for complex service delivery across disciplines ▪ More than 8 years in healthcare programs and infrastructure as Executive Director of Safe Blood International ▪ 15+ years of experience with SEC compliance and reporting matters, corporate governance, investment banking and REIT - related ca pital markets ▪ Served as Associate General Counsel of FBR ▪ Prior role as Senior Associate – REIT Capital Markets at Hunton & Williams LLP, where he represented public REITs in conjunction with their SEC compliance requirements, corporate governance matters, offerings of equity and debt securities and merger and acquisition tra nsa ctions ▪ Previously with Sullivan & Cromwell LLP and KPMG JAMIE BARBER, General Counsel and Corporate Secretary ▪ 20+ years of experience in healthcare, real estate development, management and investment ▪ Former assistant to the U.S. Secretary of Housing & Urban Development ▪ United States Special Representative to United Nations in Geneva ▪ Developed a multitude of institutional quality real estate assets spanning several sectors including residential, commercial, ho spitality and retail ▪ 30+ years of experience in financial accounting, reporting and management, with extensive experience in SEC reporting and SOX co mpliance ▪ Served as the Senior Vice President, Controller and Chief Accounting Officer of FBR & Co. (“FBR”)(NASDAQ: FBRC) beginning in Oct ober 2007 ▪ Prior role as Senior Vice President, Controller and Chief Accounting Officer of Arlington Asset Investment Corp. (NYSE: AI) ▪ Previously Senior Manager in the assurance practice at Ernst & Young 15

Independent Directors

GLOBAL MEDICAL REIT

Majority independent Board with strong backgrounds in healthcare, real estate and capital markets

Henry Cole

- President of Global Development International, providing development support and oversight for initiatives in medical and healthcare programs (e.g. Instant Labs Medical Diagnostics, MedPharm & MPRC Group)
- Former President and Founder of international programs at The Futures Group International, a healthcare consulting firm
- Director of International Health and Population Programs for GE's Center for Advanced Studies
- Yale (B.S.); Johns Hopkins (MA)

Paula Crowley

- Previously Chair Emeritus of Anchor Health Properties from November 2017 to April 2020, and Chairman of the Board from October 2015 through November 2017
- Co-founder and former CEO of Anchor Health Properties which was sold to Brinkman Management and Development in October 2015
- Prior to Anchor, spent eight years as Development Director with The Rouse Company of Columbia, Maryland
- University of Pennsylvania (M.B.A., Masters in City Planning); Middlebury College (B.A.)

Matthew Cypher, Ph.D.

- Director of the Steers Center for Global Real Estate and Atara Kaufman Professor of Real Estate at Georgetown University's McDonough School of Business
- Former director at Invesco Real Estate (NYSE: IVR) where he was responsible for oversight of the Underwriting Group, which acquired $10.2 billion worth of institutional real estate
- Underwrote $1.5 billion of acquisitions and oversaw the Valuations group, which marked to market Invesco's more than $13 billion North American portfolio
- Penn State University (B.S.); Texas A&M University (M.S. and Ph.D.)

Ronald Marston

- Founder and CEO of Health Care Corporation of America (HCCA) Management Company, originally a subsidiary of Hospital Corporation of America (HCA)
- 30+ years in international healthcare focused on healthcare systems with prior experience developing the Twelfth Evacuation Hospital in Vietnam
- Tennessee Technological University (B.S.); California Western University (Ph.D.)

Dr. Roscoe Moore

- Rear Admiral (Retired) and Chief Veterinary Medical Officer of United States Public Health Service
- Former Assistant United States Surgeon General, point person for global development support with a focus on less developed countries
- Epidemic Intelligence Service Officer with the U.S. Centers for Disease Control and Prevention (CDC)
- Chief epidemiologist with the Centers of Devices and Radiological Health in the US Food and Drug Administration (FDA)
- Tuskegee University (B.S. & DVM); University in Michigan (M.P.H.); Johns Hopkins University (Ph.D.)

Lori Wittman

- Served as the Chief Financial Officer for Care Capital Properties, Inc. (NYSE: CCP) ("Care Capital"), a publicly-traded REIT which was originally formed as a spin-off from Ventas, Inc. (NYSE: VTR) ("Ventas") and owned over 340 healthcare properties nationwide and had an enterprise value of approximately $3.5 billion prior to its acquisition by Sabra Healthcare in August 2017
- University of Chicago (M.B.A., Finance & Accounting); University of Pennsylvania (M.C.P., Housing & Real Estate Finance) Clark University (B.A.)

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Non - Independent Directors Jeffrey Busch, Chairman ▪ Over 20 years of experience in healthcare, real estate development, management and investment ▪ Former assistant to the U.S. Secretary of Housing & Urban Development ▪ United States Special Representative to United Nations in Geneva ▪ Developed large - scale residential, commercial, hospitality and retail properties Zhang Jingguo, Director ▪ Approximately 20 years experience in real estate development in China ▪ Serves as Senior Consultant of Henan Real Estate Chamber of Commerce ▪ Co - founder of Henan Zensun Real Estate, one of the top 100 property development companies in China ▪ Honored with many awards as an outstanding developer and contributor to the Henan real estate industry ▪ Non - Executive Director of Xingye Wulian Service Group Co . Ltd . ▪ Supervisor for Henan Hongguang Real Estate Limited, a company engaged in property development in China ▪ Supervisor for Henan Zensun Corporate Development Company Limited, a company engaged in construction and management in China ▪ University College London (B . S) ; Beijing Forestry University (B . S) ; University of Leicester (MA) ; Zhang Huiqi, Director 17

Disclosures Rent Coverage Ratio For purposes of calculating our portfolio weighted - average EBITDARM coverage ratio (“Rent Coverage Ratio”), we excluded credit - rated tenants or their subsidiaries for which financial statements were either not available or not sufficiently detailed . These ratios are based on latest available information only . Most tenant financial statements are unaudited and we have not independently verified any tenant financial information (audited or unaudited) and, therefore, we cannot assure you that such information is accurate or complete . Certain other tenants (approximately 7 % of our portfolio) are excluded from the calculation due to (i) lack of available financial information or (ii) receipt of significant COVID - 19 relief funds that may cause reported coverage to differ materially from underlying performance . Additionally, our Rent Coverage Ratio adds back physician distributions and compensation . Management believes all adjustments are reasonable and necessary . Additional Information The information in this document should be read in conjunction with the Company’s Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q, Current Reports on Form 8 - K, and other information filed with, or furnished to, the SEC . You can access the Company’s reports and amendments to those reports filed or furnished to the SEC pursuant to Section 13 (a) or 15 (d) of the Exchange Act in the “Investor Relations” section on the Company’s website (www . globalmedicalreit . com) under “SEC Filings” as soon as reasonably practicable after they are filed with, or furnished to, the SEC . The information on or connected to the Company’s website is not, and shall not be deemed to be, a part of, or incorporated into, this Earnings Supplemental . You also can review these SEC filings and other information by accessing the SEC’s website at http : //www . sec . gov . Certain information contained in this package is derived from publicly - available third - party sources . The Company has not independently verified this information and there can be no assurance that such information is accurate or complete . 18 (as of December 31, 2020)